Pennsylvania Commerce Bancorp, Inc.
Selected Consolidated Financial Data
(Unaudited)

	At or for the			At or for the
	Three Months Ended			Six Months Ended
	June 30,			June 30,
			%			%
(in thousands, except per share amounts)	2007	2006	Change	2007	2006	Change

Income Statement Data:

Net interest income	$ 14,254	$ 13,448	6%	$ 27,482	$ 26,645	3%
Provision for loan losses	500	506	(1)	980	981	0
Noninterest income	5,705	4,614	24	10,875	8,872	23
Total revenues	19,959	18,062	11	38,357	35,517	8
Noninterest operating expenses	17,308	14,498	19	33,798	28,423	19
Net income	1,571	2,050	(23)	2,683	4,087	(34)

Per Common Share Data:

Net income: Basic	$ 0.25	$ 0.33	(24)%	$ 0.43	$ 0.67	(36)%
Net income: Diluted	0.24	0.32	(25)	0.41	0.64	(36)

Book Value				$ 16.60	$ 15.15	10%

Weighted average shares outstanding:
Basic	6,223	6,088		6,195	6,071
Diluted	6,458	6,369		6,430	6,355

Balance Sheet Data:

Total assets				$1,915,463	$ 1,783,933	7%
Loans (net)				1,070,353	888,391	20
Allowance for loan losses				10,358	9,677	7
Investment securities				657,120	722,890	(9)
Total deposits				1,532,449	1,416,490	8
Core deposits				1,514,453	1,360,195	11
Stockholders' equity				104,721	93,630	12

Capital:

Stockholders' equity to total assets				5.47%	5.25%
Leverage ratio				7.22	6.48
Risk based capital ratios:
Tier 1				10.03	9.36
Total Capital				10.78	10.15

Performance Ratios:

Cost of funds	3.30%	3.08%		3.35%	2.96%
Deposit cost of funds	2.43	2.20		2.58	2.17
Net interest margin	3.19	3.26		3.11	3.29
Return on average assets	0.33	0.47		0.29	0.48
Return on average total stockholders' equity	6.00	8.83		5.21	8.88

Asset Quality:

Net charge-offs to average loans outstanding				0.03%	0.06%
Nonperforming assets to total period-end assets				0.21	0.19
Allowance for loan losses to total period-end loans				0.96	1.08
Allowance for loan losses to nonperforming loans				278	306
Nonperforming assets to capital and reserves				3%	3%

Pennsylvania Commerce Bancorp, Inc. and Subsidiaries Average Balances and Net Interest Income
(unaudited)

	Quarter ending,

	June 2007			March 2007			June 2006
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
(dollars in thousands)
Earning Assets
Investment securities
Taxable	$ 686,714	9,108	5.31%	$ 704,722	$ 9,379	5.32%	$ 750,549	$ 9,967	5.31%
Tax-exempt	1,620	25	6.17	1,619	25	6.18	2,101	35	6.66
Total securities	688,334	9,133	5.31	706,341	9,404	5.32	752,650	10,002	5.32
Federal funds sold	0	0	0.00	0	0	0.00	0	0	0.00
Loans receivable
Mortgage and construction	530,395	9,695	7.24	477,667	8,475	7.10	449,604	8,018	7.07
Commercial loans and lines of credit	301,393	6,068	7.97	312,797	6,267	8.01	250,646	5,114	8.07
Consumer	201,034	3,410	6.80	194,354	3,247	6.78	164,138	2,741	6.70
Tax-exempt	49,847	859	6.89	36,686	610	6.65	21,871	356	6.51
Total loans receivable	1,082,669	20,032	7.35	1,021,504	18,599	7.30	886,259	16,229	7.27
Total earning assets	$ 1,771,003	$ 29,165	6.55%	$ 1,727,845	$ 28,003	6.49%	$ 1,638,909	$ 26,231	6.37%

Sources of Funds
Interest-bearing deposits
Regular savings	$ 375,370	$ 2,365	2.53%	$ 377,735	$ 2,491	2.67%	$ 351,575	$ 1,924	2.20%
Interest checking and money market	674,125	6,138	3.65	700,697	6,851	3.97	556,976	4,891	3.52
Time deposits	190,854	2,024	4.25	200,642	2,101	4.25	191,900	1,813	3.79
Public funds time	17,839	219	4.92	19,611	236	4.88	33,678	355	4.23
Total interest-bearing deposits	1,258,188	10,746	3.43	1,298,685	11,679	3.65	1,134,129	8,983	3.18
Short-term borrowings	238,520	3,204	5.31	165,250	2,219	5.37	258,801	3,312	5.06
Junior subordinated debt	29,400	661	8.99	29,400	661	9.00	13,600	355	10.43
Total interest-bearing liabilities	1,526,108	14,611	3.83	1,493,335	14,559	3.94	1,406,530	12,650	3.59
Noninterest-bearing funds (net)	244,895			234,510			232,379
Total sources to fund earning assets	$ 1,771,003	$ 14,611	3.30	$ 1,727,845	$ 14,559	3.41	$ 1,638,909	$ 12,650	3.08
Net interest income and margin
on a tax-equivalent basis		$ 14,554	3.25%		$ 13,444	3.08%		$ 13,581	3.29%
Tax-exempt adjustment		300			216			133
Net interest income and margin		$ 14,254	3.19%		$ 13,228	3.04%		$ 13,448	3.26%

Other Balances:
Cash and due from banks	$ 51,842			$ 48,377			$ 50,116
Other assets	90,813			89,736			78,575
Total assets	1,913,658			1,865,958			1,767,600
Demand deposits (noninterest-bearing)	274,794			262,022			258,020
Other liabilities	7,725			7,902			9,959
Stockholders' equity	105,031			102,699			93,091

Pennsylvania Commerce Bancorp, Inc. and Subsidiaries Average Balances and Net Interest Income
(unaudited)

	Year-to-date

	June 2007			June 2006
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
(dollars in thousands)
Earning Assets
Investment securities
Taxable	$ 695,668	$ 18,487	5.31%	$ 736,528	$ 19,318	5.25%
Tax-exempt	1,619	50	6.18	2,358	79	6.70
Total securities	697,287	18,537	5.32	738,886	19,397	5.25
Federal funds sold	0	0	0.00	0	0	0.00
Loans receivable
Mortgage and construction	504,177	18,169	7.17	445,561	15,598	6.97
Commercial loans and lines of credit	307,063	12,336	7.99	244,067	9,696	7.90
Consumer	197,713	6,657	6.79	161,598	5,289	6.60
Tax-exempt	43,303	1,470	6.79	20,366	656	6.44
Total loans receivable	1,052,256	38,632	7.32	871,592	31,239	7.15
Total earning assets	$ 1,749,543	$ 57,169	6.52%	$ 1,610,478	$ 50,636	6.28%

Sources of Funds
Interest-bearing deposits
Regular savings	$ 376,546	$ 4,855	2.60%	$ 350,788	$ 3,672	2.11%
Interest checking and money market	687,338	12,990	3.81	552,733	9,388	3.43
Time deposits	195,721	4,125	4.25	194,030	3,526	3.66
Public funds time	18,720	455	4.90	35,597	726	4.11
Total interest-bearing deposits	1,278,325	22,425	3.54	1,133,148	17,312	3.08
Short-term borrowings	202,087	5,423	5.34	234,044	5,720	4.86
Junior subordinated debt	29,400	1,322	8.99	13,600	709	10.43
Total interest-bearing liabilities	1,509,812	29,170	3.88	1,380,792	23,741	3.45
Noninterest-bearing funds (net)	239,731			229,686
Total sources to fund earning assets	$ 1,749,543	$ 29,170	3.35	$ 1,610,478	$ 23,741	2.96
Net interest income and margin
on a tax-equivalent basis		$ 27,999	3.17%		$ 26,895	3.32%
Tax-exempt adjustment		517			250
Net interest income and margin		$ 27,482	3.11%		$ 26,645	3.29%

Other Balances:
Cash and due from banks	$ 50,119			$ 47,552
Other assets	90,277			75,234
Total assets	1,889,939			1,733,264
Demand deposits (noninterest-bearing)	268,443			249,937
Other liabilities	7,813			9,694
Stockholders' equity	103,871			92,841

Pennsylvania Commerce Bancorp, Inc. and Subsidiaries
Summary of Allowance for Loan Losses and Other Related Data
(unaudited)

	6/30/2007	6/30/2006	Year-ended	6/30/2007	6/30/2006
(dollar amounts in thousands)	Three Months Ended		12/31/2006	Six Months Ended

Balance at beginning of period	$ 9,992	$ 9,656	$ 9,231	$ 9,685	$ 9,231
Provisions charged to operating expense	500	506	1,634	980	981
	10,492	10,162	10,865	10,665	10,212

Recoveries on loans charged-off:
Commercial	1	4	34	2	49
Consumer	9	13	71	14	27
Real estate	0	0	0	8	0
Total recoveries	10	17	105	24	76

Loans charged-off:
Commercial	(86)	(501)	(895)	(262)	(501)
Consumer	(58)	(1)	(390)	(67)	(110)
Real estate	0	0	0	(2)	0

Total charged-off	(144)	(502)	(1,285)	(331)	(611)

Net charge-offs	(134)	(485)	(1,180)	(307)	(535)

Balance at end of period	$ 10,358	$ 9,677	$ 9,685	$ 10,358	$ 9,677

Net charge-offs as a percentage of
average loans outstanding	0.01%	0.06%	0.13%	0.03%	0.06%

Allowance for loan losses as a percentage of
period-end loans	0.96%	1.08%	0.99%	0.96%	1.08%

Pennsylvania Commerce Bancorp, Inc. and Subsidiaries
Summary of Non-Performing Loans and Assets
(unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
	2007	2007	2006	2006	2006
Nonaccrual loans:
Commercial	$ 1,362	$ 945	$ 984	$ 1,275	$ 1,009
Consumer	54	19	19	139	334
Mortgage:
Construction	520	394	247	0	0
Mortgage	1,784	2,207	2,129	2,216	1,818
Total nonaccrual loans	3,720	3,565	3,379	3,630	3,161
Loans past due 90 days or more
and still accruing	0	0	2	0	1
Renegotiated loans:	0	0	0	0	0
Total non-performing loans	3,720	3,565	3,381	3,630	3,162

Foreclosed real estate	300	300	159	159	159

Total non-performing assets	$ 4,020	$ 3,865	$ 3,540	$ 3,789	$ 3,321

Non-performing loans to total loans	0.34%	0.34%	0.34%	0.39%	0.35%

Non-performing assets to total assets	0.21%	0.20%	0.19%	0.21%	0.19%

Non-performing loan coverage	278%	280%	287%	265%	306%

Allowance for loan losses as a percentage
of total period-end loans	0.96%	0.95%	0.99%	1.03%	1.08%

Non-performing assets / capital reserves	3%	3%	3%	3%	3%

CONTACT:

Pennsylvania Commerce Bancorp, Inc.
Gary L. Nalbandian
Chairman/President
(717) 412-6301
or
Mark A. Zody
Chief Financial Officer
(717) 412-6301

SOURCE:

Pennsylvania Commerce Bancorp, Inc.